POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and trustees of New Colony Investment Trust, a business trust formed under the laws of the State of Delaware (the "Trust") constitutes and appoints, jointly and severally, John Driscoll, of Sentry Select Capital Corp., his true and lawful attorneys-in-fact and agents, each of whom may act alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to sign any related registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, (the "1933 Act") and all post-effective amendments thereto, and any other filings in connection therewith, and to file the same, with all exhibits thereto and all documents in connection therewith, under the 1933 Act or the Investment Company Act of 1940, as amended, or otherwise, with respect to the registration of the Trust or the registration or offering of its sole series of units, the New Colony Protected Equity Income Fund, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    This Power of Attorney may be executed in multiple counterparts each of which shall be deemed an original, but which taken together shall constitute one instrument.


    /s/ John Driscoll
    ----------------------
    Name: John F. Driscoll
    Title: Trustee


    /s/ John Nestor
    ----------------------
    Name: John Nestor
    Title: Trustee


    /s/ Donald Worth
    ----------------------
    Name: Donald Worth
    Title: Trustee